                                  SCHEDULE 14A
                                 (RULE 14A-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                EXCHANGE ACT OF 1934 (AMENDMENT NO.           )

     Filed by the Registrant [X]
     Filed by a Party other than the Registrant [ ]
     Check the appropriate box:
     [ ] Preliminary Proxy Statement       [ ] Confidential, for Use of the
                                               Commission Only (as permitted by
                                               Rule 14a-6(e)(2))
     [X] Definitive Proxy Statement
     [ ] Definitive Additional Materials
     [ ] Soliciting Material Pursuant to sec. 240.14a-11(c) or sec. 240.14a-12

                          Cabot Oil & Gas Corporation
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
     [X] No fee required.
     [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(l) and
         0-11.

     (1) Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------
     (2) Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------
     (4) Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------
     (5) Total fee paid:

--------------------------------------------------------------------------------

     [ ] Fee paid previously with preliminary materials.

     [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

--------------------------------------------------------------------------------
     (2) Form, Schedule or Registration Statement No.:

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     (3) Filing Party:

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     (4) Date Filed:

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
                                                                  March 31, 1999





Dear Stockholder:

         You are cordially invited to attend the Annual Meeting of Stockholders of Cabot Oil & Gas Corporation to be held on Tuesday, May 11, 1999 at 10:00 a.m., local time, at The Luxury Collection Hotel, 1919 Briar Oaks Lane, Houston, Texas.

         The attached Notice of Annual Meeting and Proxy Statement cover the formal business of the meeting. To better acquaint you with the directors, the Proxy Statement contains biographical information of each nominee and each director continuing in office.

         A report on the operations of the Company and its future plans will be presented at the meeting. In addition, directors and officers of the Company will be present to respond to your questions.

         Whether or not you plan to attend the Annual Meeting, it is important that your shares be represented. Please complete, sign, date and return the enclosed proxy card in the postage-paid envelope provided.


                                   Sincerely,

                                   /s/ CHARLES P. SIESS, JR.

                                   CHARLES P. SIESS, JR.
                                   Chairman of the Board

                           CABOT OIL & GAS CORPORATION



                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                             TO BE HELD MAY 11, 1999



         The Annual Meeting of Stockholders of Cabot Oil & Gas Corporation (the "Company"), a Delaware corporation, will be held in The Colonnade Room at The Luxury Collection Hotel, 1919 Briar Oaks Lane, Houston, Texas 77027, on Tuesday, May 11, 1999 at 10:00 a.m., for the following purposes:

         I. To elect three persons to the Board of Directors of the Company.

         II. To ratify the appointment of the firm of PricewaterhouseCoopers LLP, independent certified public accountants, as auditors of the Company for its 1999 fiscal year.

         III. To transact such other business as may properly come before the meeting or any adjournments or postponements thereof.

           Only holders of record of the Class A Common Stock and the 6% Convertible Redeemable Preferred Stock at the close of business on March 17, 1999 are entitled to receive notice of and to vote at the Annual Meeting. The transfer books of the Company will not be closed.

           Stockholders who do not expect to be present at the Annual Meeting are urged to complete, date, sign and return the accompanying proxy in the enclosed, self-addressed envelope requiring no postage if mailed in the United States. You may still vote in person if you decide to attend the Annual Meeting.

           It is important that your shares be voted at the Annual Meeting. Please exercise your right to vote and return a completed form of proxy at your earliest convenience.


                              BY ORDER OF THE BOARD OF DIRECTORS,

                              /s/ LISA A. MACHESNEY

                              LISA A. MACHESNEY
                              Corporate Secretary









Houston, Texas
March 31, 1999

                           CABOT OIL & GAS CORPORATION
                              15375 Memorial Drive
                              Houston, Texas 77079

                                 PROXY STATEMENT

                         ANNUAL MEETING OF STOCKHOLDERS
                             TO BE HELD MAY 11, 1999

                               GENERAL INFORMATION


         This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of Cabot Oil & Gas Corporation (the "Company") of proxies for use at its 1999 Annual Meeting of Stockholders, to be held at The Luxury Collection Hotel, Houston, Texas, on Tuesday, May 11, 1999, at 10:00 a.m., or any adjournment or postponement thereof (the "Annual Meeting"), for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders. You may revoke your proxy at any time prior to its use by a written communication to Ms. Lisa A. Machesney, Corporate Secretary of the Company, or by a duly executed proxy bearing a later date.

         Stockholders attending the Annual Meeting may vote their shares in person even though they have already executed a proxy. Properly executed proxies not revoked will be voted in accordance with the specifications thereon at the Annual Meeting and at any adjournment thereof. Proxies on which no voting instructions are indicated will be voted for the election of the nominees for directors, for ratification of the appointment of PricewaterhouseCoopers LLP, independent certified public accountants, as auditors of the Company for its 1999 fiscal year and in the best judgment of the proxy holders on any other matter that may properly come before the Annual Meeting.

         Only holders of record of the Company's Class A Common Stock, par value $.10 per share ("Common Stock"), and the Company's 6% Convertible Redeemable Preferred Stock ("6% Preferred Stock") as of the close of business on March 17, 1999, are entitled to vote at the Annual Meeting. As of that date, the Company had outstanding and entitled to vote 24,994,914 shares of Common Stock and 1,134,000 shares of 6% Preferred Stock. Each share of Common Stock is entitled to one vote per share, and each share of the 6% Preferred Stock is entitled to
1.739 votes per share. There is no provision for cumulative voting. A quorum for the consideration of business at the Annual Meeting consists of a majority of all outstanding shares of stock entitled to vote at the Annual Meeting. The Proxy Statement and form of Proxy are being first sent or given to security holders on or about March 31, 1999.

         In accordance with Delaware law, a stockholder entitled to vote for the election of directors can withhold authority to vote for all nominees for director or can withhold authority to vote for certain nominees for director. Abstentions from proposals are treated as votes against the particular proposal. Broker non-votes on proposals are treated as shares as to which voting power has been withheld by the beneficial holders of those shares and, therefore, as shares not entitled to vote on the proposal.


                                   PROPOSAL I.
                              ELECTION OF DIRECTORS

         The Board of Directors is divided into three classes of directors serving staggered three-year terms. Samuel W. Bodman, Ray R. Seegmiller and William P. Vititoe have been nominated for election at the Annual Meeting for terms of three years, each to hold office until the expiration of his term in 2002 and until his successor shall have been elected and shall have qualified. Each nominee is currently a director of the Company.

         It is the intention of the persons named in the enclosed form of proxy to vote such proxies for the election of Messrs. Bodman, Seegmiller and Vititoe for terms of three years. If any one of the nominees is not so available at the time of the Annual Meeting to serve, proxies received will be voted for substitute nominees to be designated by the Board of Directors or, in the event no such designation is made by the Board, proxies will be voted for a lesser number of nominees. In no event will the proxies be voted for more than the number of nominees set forth below.

CERTAIN INFORMATION REGARDING NOMINEES AND DIRECTORS

         Set forth below, as of March 1, 1999, for each director that will continue to serve after the Annual Meeting and for each nominee for election as a director of the Company, is information regarding his age, position(s) with the Company, membership on committees of the Board of Directors, the period during which he has served as a director and term of office, his business experience during at least the past five years, and other directorships currently held by him.



         ROBERT F. BAILEY
         Age:  66
         Committee Membership: Audit, Safety and Environmental Affairs Director Since: 1994
         Term of Office Expires:  2001
         Business Experience:
              TransRepublic Resources, Inc.
                  President and Chief Executive Officer - 1992 to present
              Alta Energy Corporation
                  President and Chief Executive Officer - prior to 1992 Other Directorships:
              Chase Bank Texas - Midland - Advisory Director


         SAMUEL W. BODMAN
         Age:  60
         Committee Membership:  Nominations, Compensation (Chairman)
         Director Since:  1989
         Term of Office Expires:  1999 (Nominee for Director)
         Business Experience:
              Cabot Corporation:
                  Chairman of the Board - October 1988 to present
                  Chief Executive Officer - February 1988 to present
                  President - February 1991 to February 1995 and January 1987 to October 1988
         Other Directorships:
              Cabot Corporation
              John Hancock Mutual Life Insurance Company
              Westvaco Corporation
              Security Capital Group Incorporated

         HENRY O. BOSWELL
         Age:  69
         Committee Membership:  Compensation, Audit (Chairman)
         Director Since:  1991
         Term of Office Expires:  2000
         Business Experience:
              Retired October 1987
              Amoco Production Company
                  President - 1983 to October 1987
              Amoco Corporation
                  Director - 1983 to October 1987
              Amoco Canada Petroleum Ltd.
                  Chairman of the Board - 1983 to October 1987
         Other Directorships:
              The ServiceMaster Co.
              Rowan Companies, Inc.


         JOHN G.L. CABOT
         Age:  64
         Committee Memberships:  Safety and Environmental Affairs, Nominations
                                 (Chairman)
         Director Since:  1989
         Term of Office Expires:  2001
         Business Experience:
              Retired September 1995
              Cabot Corporation
                  Chief Financial Officer - October 1992 to September 1995 Vice Chairman of the Board - October 1988 to September 1995
         Other Directorships:
              Cabot Corporation
              Eaton Vance Corp.


         WILLIAM R. ESLER
         Age:  73
         Committee Membership: Audit, Safety and Environmental Affairs Director Since: 1992
         Term of Office Expires:  2000
         Business Experience:
              Retired February 1991
              Southwestern Public Service Company
                  Chairman of the Board and Chief Executive Officer - July 1989 to February 1991
                  President and Chief Executive Officer -  January 1989 to
                  July 1989
                  President and Chief Operating Officer - 1985 to July 1989 Director - 1985 to 1992

         WILLIAM H. KNOELL
         Age:  74
         Committee Membership:  Audit, Safety and Environmental Affairs
                                (Chairman)
         Director Since:  1990
         Term of Office Expires:  2001
         Business Experience:
              Retired September 1989
              Cyclops Industries, Inc.
                  Chairman,
                  President and Chief Executive Officer - 1987 to
                  September 1989
                  Director until April 1992
         Other Directorships:
              DQE Corporation
              Duquesne Light Company
              Carnegie Mellon University, Life Trustee


         C. WAYNE NANCE
         Age:  67
         Committee Memberships:  Compensation, Nominations
         Director Since:  1992
         Term of Office Expires:  2001
         Business Experience:
              C. Wayne Nance & Associates, Inc. (petroleum consulting and investments)
                  President - July 1989 to present
              The Mitchell Group
                  Senior Vice President - July 1989 to present
         Other Directorships:
              Matador Petroleum Corporation


         P. DEXTER PEACOCK
         Age:  57
         Committee Memberships: Audit, Safety and Environmental Affairs Director Since: 1998 (elected by the Board of Directors in July 1998) Term of Office Expires: 2000
         Business Experience:
              Andrews & Kurth L.L.P.
                  Of Counsel - January 1998 to present
                  Partner - February 1975 to December 1997
         Other Directorships:
              Director Suplente of YPF Sociedad Anonima
              Chase Bank of Houston, N.A.

     RAY R. SEEGMILLER
         Age:  63
         Position:  President and Chief Executive Officer
         Director Since:  1997
         Term of Office Expires:  1999 (Nominee for Director)
         Business Experience:
              Cabot Oil & Gas Corporation
                  President and Chief Executive Officer - May 1998 to present President and Chief Operating Officer - September 1997 to May 1998
                  Executive Vice President and Chief Operating Officer -
                  March 1997 to September 1997
                  Vice President, Chief Financial Officer and Treasurer -
                  August 1995 to March 1997
              RCS Enterprises, Inc.
                  President and Chief Executive Officer - May 1993 to June 1995
              Terry Petroleum Company
                  President and Chief Executive Officer - May 1988 to April 1993


         CHARLES P. SIESS, JR.
         Age:  72
         Director Since: 1989
         Term of Office Expires:  2000
         Business Experience:
              Cabot Oil & Gas Corporation
                  Chairman of the Board - May 1998 to present
                  Chairman of the Board and Chief Executive Officer - September 1997 to May 1998
                  Chairman of the Board, Chief Executive Officer and President
                  - May 1995 to September 1997 and December 1989 to December
                  1992
              Bridas S.A.P.I.C. Oil Exploration
                  Consultant and Acting General Manager - January 1993 to January 1994
         Other Directorships:
              Cabot Corporation
              Rowan Companies, Inc.


         WILLIAM P. VITITOE
         Age:  60
         Director Since:  1994
         Committee Memberships:  Compensation, Nominations
         Term of Office Expires:  1999 (Nominee for Director)
         Business Experience:
              Retired May 1998
              Consultant to Puget Sound Energy, Inc. - February 1997 to May 1998 Washington Energy Company
                  Chairman of the Board, Chief Executive Officer and President-January 1994 to February 1997
              ANR Pipeline Company
                  President and Chief Executive Officer - October 1990 to December 1993 Other Directorships:
              Comerica Bank
              Michigan Mutual/Amerisure
              Midwest Independent System Operator, Inc.

INFORMATION ON THE BOARD OF DIRECTORS AND ITS COMMITTEES

         The Board of Directors held seven meetings during the year ended December 31, 1998. The Board of Directors has four standing committees: the Audit Committee, the Compensation Committee, the Nominations Committee and the Safety and Environmental Affairs Committee. Membership on each committee is listed above. All standing committees are composed entirely of nonemployee directors.

         The Audit Committee annually recommends the independent public accountants to be appointed by the Board of Directors as auditor of the Company and its subsidiaries; the committee also reviews the arrangements for and the results of the auditor's examination of the Company's books and records, internal accounting control procedures, and the internal audit activities and recommendations. It reports to the Board of Directors on Audit Committee activities and makes such investigations as it deems appropriate. The Audit Committee held three meetings during 1998.

         The Compensation Committee determines the salaries, bonuses and other remuneration of the Company's officers who are also directors, reviews and approves the salaries, bonuses and other remuneration of all other executive officers, and determines the aggregate amount of bonuses and other incentives to be paid pursuant to the Company's incentive compensation program. It administers the Company's Annual Target Cash Incentive Plan, Amended and Restated 1994 Long-Term Incentive Plan, Incentive Stock Option Plan and supplemental retirement plans, including the adoption of the rules and regulations therefore and the determination of awards. It also makes recommendations to the Board of Directors with respect to the Company's compensation policy. The Compensation Committee held three meetings during 1998.

         The Nominations Committee considers and proposes nominees for membership on the Board of Directors, including nominations made by stockholders, reviews the composition of the Board of Directors and makes recommendations to the Board of Directors concerning corporate governance. Any stockholder desiring to make a nomination to the Board of Directors should submit such nomination for consideration by the Nominations Committee, including such nominee's qualifications, to Ms. Lisa A. Machesney, Corporate Secretary, Cabot Oil & Gas Corporation, 15375 Memorial Drive, Houston, Texas 77079. The Nominations Committee held two meetings during 1998.

         The Safety and Environmental Affairs Committee reviews the Company's safety and environmental management programs and evaluates major hazard analyses. From time to time, it also reviews the nature of and extent of Company spending for safety and environmental compliance. It further consults with outside and internal advisors of the Company regarding the management of the Company's safety and environmental programs. The Safety and Environmental Affairs Committee held two meetings during 1998.

         All directors attended 75% or more of the meetings of the Board of Directors and of the committees held while they were members during 1998.

DIRECTOR COMPENSATION

         Directors who are not employees of the Company were compensated during 1998 by the payment of a quarterly cash fee of $6,000, plus $1,000 for attendance by them at each Board meeting and $1,000 for attendance at each meeting of a committee of which they are a member. Committee chairmen received an additional fee of $500 per quarter. Directors are further compensated $500 for attendance at business meetings when so requested by the Chairman of the Board of Directors. In lieu of the above stated fees, Mr. Siess, Chairman of the Board, receives for the period June 1, 1998 to June 1, 1999 a fee of $225,000, payable monthly in arrears in twelve installments of $18,750 per month.

     Nonemployee directors also received nondiscretionary automatic grants of nonqualified options to purchase 10,000 shares of the Common Stock at a price equal to 100% of the fair market value on the date first elected to the Board of Directors under either the 1990 Nonemployee Director Stock Option Plan or the Amended and Restated 1994 Nonemployee Director Stock Option Plan. In addition, nonemployee directors also receive a nondiscretionary automatic grant of a nonqualified option to purchase an additional 5,000 shares of Common Stock at each annual meeting of stockholders under the Amended and Restated 1994 Nonemployee Director Stock Option Plan. Directors who are employees of the Company receive no additional compensation for their duties as directors. All directors were reimbursed for travel expenses incurred for attending all Board and committee meetings.


                                  PROPOSAL II.
                       APPOINTMENT OF INDEPENDENT AUDITORS

         The Board of Directors, upon recommendation by the Audit Committee, has approved and recommended the appointment of PricewaterhouseCoopers LLP, independent public accountants, as auditors to examine the Company's financial statements for 1999. Neither such firm nor any of its associates has any relationship with the Company except in their capacity as auditors. The persons named in the accompanying proxy will vote in accordance with the choice specified thereon, or, if no choice is properly indicated, in favor of the designation of PricewaterhouseCoopers LLP as auditors of the Company.

         A representative of PricewaterhouseCoopers LLP is expected to attend the Annual Meeting and to be available to respond to appropriate questions raised during the Annual Meeting. The representative will also have an opportunity to make a statement during the meeting if the representative so desires.

EXECUTIVE COMPENSATION

SUMMARY COMPENSATION TABLE

         The following table summarizes annual and long-term compensation paid to the Company's Chief Executive Officers and the Company's four other most highly compensated executive officers who were serving as of December 31, 1998 for all services rendered to the Company and its subsidiaries during each of the last three fiscal years.




                           SUMMARY COMPENSATION TABLE

----------------------------------------------------------------------------------------------------------------------------------

                                                Annual Compensation                  Long-Term Compensation

                                       -------------------------------------    ----------------------------------

                                                                                        Awards            Payouts
                                                                                ----------------------------------

          Name and             Year     Salary ($)     Bonus    Other Annual    Restricted    Securities    LTIP      All Other
      Principal Position                                ($)     Compensation       Stock      Underlying  Payouts    Compensation
                                                                   ($) (3)      Awards ($)    Options     ($) (14)     ($) (15)
                                                                                (5) (6) (7)      (#)

----------------------------------------------------------------------------------------------------------------------------------
R.R. Seegmiller                1998       339,042      99,000     20,246               0  (8)  62,000          0        10,000
  President and                1997       319,111     200,000     13,950         187,000       10,000          0         9,029
  Chief Executive Officer      1996       186,667     100,000      8,388          42,188       20,000          0         7,467

J.M. Trimble                   1998       210,833      37,800      9,328               0  (9)  12,000     28,008        10,000
  Senior Vice President        1997       182,083     125,000      9,230         102,000        5,000          0         9,017
                               1996       158,750      80,000      7,450          30,375       15,000          0         6,350

H.B. Whitehead                 1998       198,333      34,400      9,696               0 (10)  10,000     44,813        10,000
  Senior Vice President        1997       183,750     120,000      7,294         102,000        5,000          0         8,142
                               1996       170,834      95,000      5,822          40,500       15,000          0         6,250

G.F. Reiger  (1)               1998       174,083      34,400      2,025               0 (11)   9,000     39,211        10,000
  Vice President -             1997       163,750      90,000      1,946         102,000        5,000          0         8,950
  Regional Manager             1996       148,750      70,000        823          21,938       12,000          0         5,950

M. B. Walen                    1998       150,417      24,000     13,490 (4)           0 (12)  10,000          0         8,097
  Vice President -             1997       127,611      52,000      7,128          51,000            0          0         5,892
  Regional Manager             1996       120,708      39,493        233           9,281        4,500          0         4,828

C.P. Siess, Jr. (2)            1998       187,500           0     35,822               0 (13)  10,000    108,924        10,000
  Chairman of the Board        1997       418,750     450,000     73,523         425,000       20,000          0         9,500
                               1996       375,000     300,000     24,892         168,750       25,000          0         9,500
----------------------------------------------------------------------------------------------------------------------------------

1/   Mr. Reiger resigned from the Company on February 19, 1999.

2/ Mr. Siess was Chief Executive Officer of the Company from January 1, 1998 to May 30, 1998. For information concerning Mr. Siess' compensation as a director of the Company after May 30, 1998, see "Proposal I.
     Election of Directors - Director Compensation" above.

3/ The amount in this column represents premiums paid on and a tax gross-up for imputed income on executive term life insurance and a tax gross-up on club dues. 1998 premiums paid on and a tax gross-up for imputed income on executive term life insurance represents $16,286, $4,035, $2,325, $2,025, $1,813 and $29,178 for Messrs. Seegmiller, Trimble, Whitehead, Reiger, Walen and Siess, respectively. The tax gross-up on club dues represents $3,960, $5,293, $7,371, $0, $1,803 and $6,644 for Messrs. Seegmiller,
     Trimble, Whitehead, Reiger, Walen and Siess, respectively.

4/ Also includes a $9,874 tax gross up for imputed income on relocation expenses.

5/ The amount in this column for 1997 and 1996 represents the value of restricted stock grants made to the named executive on May 5, 1997 and February 20, 1997 based on closing market prices on such dates of $17.00 and $16.875, respectively, as reported on the New York Stock Exchange, Inc. Composite Transactions Reporting System.

6/ Messrs. Seegmiller, Trimble, Whitehead, Reiger, Walen and Siess were granted 11,000, 6,000, 6,000, 6,000, 3,000 and 25,000 shares of restricted stock, respectively, on May 5, 1997. With the exception of the shares granted to Mr. Siess, the restrictions on these shares lapse in full in three years from the date of grant. The restrictions on Mr. Siess' shares lapsed May 12, 1998. These grants are reported with respect to 1997.

7/ Messrs. Seegmiller, Trimble, Whitehead, Reiger, Walen and Siess were granted 2,500, 1,800, 2,400, 1,300, 550 and 10,000 shares of restricted stock, respectively, on February 20, 1997. With the exception of the shares granted to Mr. Siess, the restrictions on these shares lapse in full in two years from the date of grant. The restrictions on Mr. Siess' shares lapsed May 12, 1998. These grants are reported with respect to 1996 as they were a part of the bonus paid for 1996 performance.

8/ Mr. Seegmiller holds a total of 13,500 shares of restricted stock as of December 31, 1998. The market value of the 13,500 shares at December 31, 1998 was $202,500. No dividends are paid on the restricted stock held.

9/ Mr. Trimble holds a total of 7,800 shares of restricted stock as of December 31, 1998. The market value of the 7,800 shares at December 31, 1998 was $117,000. No dividends are paid on restricted stock held.

10/ Mr. Whitehead holds a total of 8,400 shares of restricted stock as of December 31, 1998. The market value of the 8,400 shares at December 31, 1998 was $126,000. No dividends are paid on the restricted stock held.

11/ Mr. Reiger holds a total of 7,300 shares of restricted stock as of December 31, 1998. The market value of the 7,300 shares at December 31, 1998 was $109,500. No dividends are paid on the restricted stock held.

12/ Mr. Walen holds a total of 3,550 shares of restricted stock as of December 31, 1998. The market value of the 3,550 shares at December 31,1998 was $53,250. No dividends are paid on the restricted stock held.

13/ Mr. Siess holds no restricted stock as of December 31, 1998.

14/ The amount in this column represents the value of a performance share payout of 1,875, 3,000, 2,625 and 7,292 shares of Common Stock to Messrs. Trimble, Whitehead, Reiger and Siess, respectively, for the performance period July 1, 1995 through June 30, 1998, based upon the average of the high and low trading prices on the date the shares were issued of $14.9375, as reported on the New York Stock Exchange, Inc.
     Composite Transactions reporting system.

15/ The amount in this column represents the Company's contributions to the 401(k) Plan and the associated nonqualified agreement or the associated nonqualified Deferred Compensation Plan on behalf of the named executive.

OPTION GRANTS IN LAST FISCAL YEAR

         Set forth below is certain information relating to the Company's grants of options during 1998 to the executive officers named in the preceding Summary Compensation Table, including the relative size of each grant, and each grant's exercise price and expiration date. Also included is information relating to the potential realizable value of the options granted, based upon assumed annualized stock value appreciation rates. Neither the option values reflected in the table nor the assumptions utilized in arriving at the values should be considered indicative of future stock performance.


                        OPTION GRANTS IN LAST FISCAL YEAR

----------------------------------------------------------------------------------------------------------------------------------

                                                                                             Potential Realizable
                                 Individual Grants                                       Value at Assumed Annual Rates
                                                                                          of Stock Price Appreciation
                                                                                                for Option Term
----------------------------------------------------------------------------------      ------------------------------------------

                        Number of      Percent of
                        Securities        Total
                        Underlying       Options
                         Options       Granted to      Exercise
                         Granted      Employees in      Price         Expiration
         Name          (#) (2) (3)     Fiscal Year    ($/Sh) (4)        Date (5)        5% ($) (6)        10% ($) (7)
----------------------------------------------------------------------------------------------------------------------------------
R.R. Seegmiller           62,000           21%         $22.53125      May 12, 2003       $386,260         $853,120
J.M. Trimble              12,000          4.1%         $22.53125      May 12, 2003        $74,760         $165,120
H.B. Whitehead            10,000          3.4%         $22.53125      May 12, 2003        $62,300         $137,600
G.F. Reiger                9,000          3.1%         $22.53125      May 12, 2003        $56,070         $123,840
M.B. Walen                10,000          3.4%         $22.53125      May 12, 2003        $62,300         $137,600
C.P. Siess, Jr.(1)          n/a            n/a            n/a             n/a               n/a               n/a

----------------------------------------------------------------------------------------------------------------------------------

1/ Mr. Siess did not receive an option grant during 1998 as an employee of the Company. Upon Mr. Siess' retirement as an executive officer of the Company and becoming a nonemployee director, Mr. Siess received an automatic grant of an option to purchase 10,000 shares of the Company's Common Stock pursuant to the Amended and Restated 1994 Non-employee Director Stock Option Plan. (See Proposal I. Election of Directors - Director Compensation above.)

2/ There were no adjustments or amendments during 1998 to the exercise price of stock options previously awarded to any of the named executive officers.

3/ For Messrs. Seegmiller, Trimble, Whitehead, Reiger and Walen, 33 1/3% of each option becomes exercisable on the first anniversary of the date of grant (May 12, 1999) and the remainder of such option becomes exercisable in 33 1/3% increments on each of the next two anniversaries of such date.

4/ Equal to the average of the high and low trading price per share of the Company's Common Stock on the date of grant, as reported on The New York Stock Exchange, Inc. Composite Transactions Reporting System.

5/ The options permit the exercise price to be paid in cash or by tendering shares of Common Stock. The options permit the withholding of shares to satisfy tax obligations.

6/ The stock price required to produce this value is $28.76 and would produce a corresponding $155,550,983 increase in total stockholder value based upon 24,968,055 shares of Common Stock outstanding on March 1, 1999.

7/ The stock price required to produce this value is $36.29 and would produce a corresponding $343,560,437 increase in total stockholder value based upon 24,968,055 shares of Common Stock outstanding on March 1, 1999.

AGGREGATED FY-END OPTION VALUES

         Set forth below is supplemental information relating to the number and intrinsic value of stock options held at December 31, 1998 ("FY-End"), by the executive officers named in the preceding Summary Compensation Table. Year-end values are based on the Company's stock price at December 31, 1998, do not reflect the actual amounts, if any, which may be realized upon the future exercise of remaining stock options, and should not be considered indicative of future stock performance. No options were exercised by the individuals named in the Summary Compensation Table during 1998.


                         AGGREGATED FY-END OPTION VALUES


-----------------------------------------------------------------------------------------------------------
                                                   Number of
                                                  Securities                            Value of
                                                  Underlying                           Unexercised
                                                  Unexercised                         In-the-Money
                                             Options at FY-End (#)                Options at FY-End ($)
-----------------------------------------------------------------------------------------------------------
                                                 Exercisable/                         Exercisable/
                  Name                           Unexercisable                      Unexercisable (1)
-----------------------------------------------------------------------------------------------------------
     R.R. Seegmiller                             36,668/75,332                          $32,400/0
     J.M. Trimble                                62,067/20,333                          $23,450/0
     H.B. Whitehead                              66,067/18,333                          $23,450/0
     G.F. Reiger                                 24,167/16,333                            $0/0
     M.B. Walen                                  16,500/11,500                          $5,250/0
     C.P. Siess, Jr.                            461,000/10,000                         $359,376/0
-----------------------------------------------------------------------------------------------------------

1/ A stock option is considered to be "in-the-money" if the price of the related stock is higher than the exercise price of the option. The closing market price of the Common Stock was $15.00 per share as reported on the New York Stock Exchange, Inc. Composite Transactions Reporting System for December 31, 1998.


LONG-TERM INCENTIVE PLAN - AWARDS IN LAST FISCAL YEAR

         There were no additional long-term incentive awards made in 1998 to the executive officers named in the Summary Compensation Table.


PENSION PLAN TABLE

         Company employees are covered by the Company's Pension Plan (the "Pension Plan"), a noncontributory defined benefit plan that provides benefits based generally upon the employee's compensation levels during the last years of employment. In addition, the Company has entered into agreements to supplement the benefits payable to certain officers to the extent benefits under the Pension Plan are limited by provisions of the Internal Revenue Code of 1986, as amended (the

"Code"), or the Employee Retirement Income Security Act of 1974, as amended. The following table sets forth estimated annual benefits payable for eligible employees (including executive officers) who retire at age 65 under the Pension Plan (and, where applicable, such supplemental agreements) for specified earnings and years of service classification. Amounts shown are for employees (including all persons listed in the Summary Compensation Table) who were not "grandfathered" under the Pension Plan (based on years of service and age) as of September 30, 1988.


                               PENSION PLAN TABLE

---------------------------------------------------------------------------------------------------------------------

   REMUNERATION                                             YEARS OF SERVICE
---------------------------------------------------------------------------------------------------------------------

                         5             10            15            20            25            30            35
---------------------------------------------------------------------------------------------------------------------

    125,000              8,752        17,505        26,257        35,010        43,762        52,515         61,267
---------------------------------------------------------------------------------------------------------------------
    150,000             10,627        21,255        31,882        42,510        53,137        63,765         74,392
---------------------------------------------------------------------------------------------------------------------
    175,000             12,502        25,005        37,507        50,010        62,512        75,015         87,517
---------------------------------------------------------------------------------------------------------------------
    200,000             14,377        28,755        43,132        57,510        71,887        86,265        100,642
---------------------------------------------------------------------------------------------------------------------
    225,000             16,252        32,505        48,757        65,010        81,262        97,515        113,767
---------------------------------------------------------------------------------------------------------------------
    250,000             18,127        36,255        54,382        72,510        90,637       108,765        126,892
---------------------------------------------------------------------------------------------------------------------
    275,000             20,002        40,005        60,007        80,010       100,012       120,015        140,017
---------------------------------------------------------------------------------------------------------------------
    300,000             21,877        43,755        65,632        87,510       109,387       131,265        153,142
---------------------------------------------------------------------------------------------------------------------
    350,000             25,627        51,255        76,882       102,510       128,137       153,765        179,392
---------------------------------------------------------------------------------------------------------------------
    400,000             29,377        58,755        88,132       117,510       146,887       176,265        205,642
---------------------------------------------------------------------------------------------------------------------
    500,000             36,877        73,755       110,632       147,510       184,387       221,265        258,142
---------------------------------------------------------------------------------------------------------------------
    600,000             44,377        88,755       133,132       177,510       221,887       266,265        310,642
---------------------------------------------------------------------------------------------------------------------
    700,000             51,877       103,755       155,632       207,510       259,387       311,265        363,142
---------------------------------------------------------------------------------------------------------------------
    800,000             59,377       118,755       178,132       237,510       296,887       356,265        415,642
---------------------------------------------------------------------------------------------------------------------
    900,000             66,877       133,755       200,632       267,510       344,387       401,265        468,142
---------------------------------------------------------------------------------------------------------------------



         Compensation under the Pension Plan generally consists of taxable income and 401(k) deferred amounts. The Pension Plan provides for full vesting after five years of service. Benefits are payable for the life of the employee on a single-life annuity basis and are not subject to any deductions for Social Security or other offset amounts. Covered compensation under the Pension Plan in 1998 for the executive officers named in the Summary Compensation Table is the amounts under the "Salary" and "Bonus" columns set forth in such table. The Company provides Mr. Seegmiller supplemental pension benefits by granting one month's additional service credit for each month of actual service. For purposes of the Pension Plan, including Mr. Seegmiller's supplemental pension benefits, Messrs. Seegmiller, Trimble, Whitehead, Reiger and Walen had 7.00, 15.67, 18.25,
4.58 and 11.67 years of credited service, respectively, as of December 31, 1998. Mr. Siess, who retired on May 31, 1998, receives benefits under the Pension Plan based upon 5.92 years of credited service. For a description of Mr. Siess' supplemental executive retirement plan benefits, see "Compensation Committee Report on Executive Compensation - Mr. Siess' Retirement" below.

                             COMPENSATION COMMITTEE
                        REPORT ON EXECUTIVE COMPENSATION


INTRODUCTION

         The Compensation Committee of the Company's Board of Directors (the "Committee") is comprised of four non-employee directors. The Committee has responsibility for determining the salaries, incentive compensation and other remuneration of the officers of the Company who are also directors and for reviewing and approving the salaries, incentive compensation and other remuneration of all other officers of the Company. The Committee also approves the design of the Company's compensation and benefit plans.

         The objectives of the executive compensation program are to align compensation with business strategy, to create value for the stockholders, to attract, retain, motivate and reward highly qualified executives and to support a performance-based culture throughout the Company.

         The Committee also believes that executive compensation should be subject to objective scrutiny. Consequently, the Committee retains the services of an independent consultant, who on a regular basis evaluates the compensation programs and practices for the Company's executive officers against an industry peer group.

COMPONENTS OF COMPENSATION

         The Committee relates total compensation levels for the Company's senior executives to the compensation paid to executives of a peer group of companies. This peer group consists of companies that are in the same industry and are considered by the Committee to be competitors for investment dollars in the energy sector of the market. The Committee reviews and approves the selection of the peer companies used for compensation comparison purposes. Currently, the peer group is made up of eleven companies: Anadarko Petroleum Corporation, Apache Corporation, Barrett Resources Corporation, Burlington Resources, Inc., Devon Energy Corporation, Enron Oil & Gas Company, Noble Affiliates, Inc., Oryx Energy Company, Pioneer Natural Resources, Santa Fe Energy Resources, Inc. and Seagull Energy Corporation (the "Peer Group").

         The companies chosen for the Peer Group generally are not the same companies which comprise the Dow Jones Secondary Oils Index, shown in the Performance Graph included in this proxy statement. The Committee believes that the Company's competitors for executive talents are not necessarily all of the companies included in the Dow Jones Secondary Oils Index used for comparing stockholder returns.

         The components of the Company's executive compensation program are base salary, annual incentive bonus and long-term incentives. These components are described below. In determining each component of compensation, the Compensation Committee considers competitive data from the Peer Group and the overall value of the total compensation package. The Committee believes that the total compensation package should be competitive and targeted at the median level of compensation for the Peer Group and that superior performance should produce a corresponding increase in value for annual and long-term incentives.

BASE SALARIES

         The Compensation Committee reviews each executive's base salary annually. Base salaries are targeted at market levels and are adjusted by the Committee to recognize varying levels of responsibility, prior experience, breadth of knowledge, internal equity issues and external pay practices. Base salaries in 1998 for the executive officers named in the Summary Compensation Table as a group were at, or near, the 50th percentile of the predicted competitive market base salary for similar positions in the Peer Group. Increases to base salaries are driven primarily by individual performance.

         Mr. Seegmiller's base salary of $375,000 is somewhat below the 50th percentile of the competitive market for his position. This salary reflects his recent promotion to the position of President and Chief Executive Officer on May 12, 1998.

         Mr. Siess retired from the management of the Company on May 31, 1998. Mr. Siess' base salary for the period January 1, 1998 through May 31, 1998 was maintained at the 1997 annualized level of $450,000.

ANNUAL INCENTIVE BONUS

         The Annual Target Cash Incentive Plan promotes the Company's pay-for-performance philosophy by providing executives with direct financial incentives in the form of annual bonuses to achieve corporate business goals and individual performance goals. Annual bonus opportunities allow the Company to communicate specific goals that are of primary importance during the coming year and motivate executives to achieve these goals.

         The current measurement criteria used in the Annual Target Cash Incentive Plan are designed to recognize that certain factors which impact performance are controllable, while others are not controllable, and to reward executives for superior performance against those factors which are deemed controllable.

         A bonus pool is generated under the Annual Target Cash Incentive Plan based on achievement of all of the following threshold tests: (i) annual cash flow for the Company must equal or exceed two times debt service, with debt service including interest and dividend payments, but excluding originally scheduled principal payments unless the Company's total borrowing capacity is diminished at the time of the principal repayment; (ii) the Company must achieve 75% or greater performance against its target for annual discretionary cash flow; and (iii) the Company must achieve an 85% or greater replacement ratio for annual reserves. These thresholds are approved annually by the Compensation Committee in conjunction with its approval of each bonus plan participant's incentive target percentage.

         If the threshold tests are met, a bonus pool is generated. The size of the bonus pool is determined by measuring each business unit's performance and the total Company performance against the budgeted discretionary cash flow targets adjusted for non-controllable items, such as commodity prices, interest rates and non-recurring items. The Committee then has the discretion to adjust the final overall bonus pool for any business unit and the final bonus payment for any participant to reflect its assessment of the unit's and the participant's performance. If a bonus pool is generated based upon achievement of the established Company goals, executives earn bonuses to the extent of the performance of their primary business unit, the Company's overall performance and achievement of individual performance goals. Individual incentive target percentages are set at market levels which are considered by the Compensation Committee to be appropriate.

         In 1998, the bonus plan funded as the three threshold tests were met. Based upon this performance, and the performance of each business unit, the formula in the bonus plan produced bonuses ranging from 14% to 74% of pre-established bonus targets for the executive officers of the Company, including the executives named in the above tables. The Committee then applied its discretion to recognize that while the Company was able to maintain profitable operations in a soft commodity price environment, make significant progress in its exploration activity and replace 146% of production through drilling (253% including acquisitions), the Company provided only a slight gain of 1% in production. As a result, the Committee reduced the formula generated bonuses for the executive officers, including the executives named in the above tables, by 25% in recognition that the Company's performance for 1998 did not meet its production growth target. Mr. Seegmiller received a cash bonus of $99,000. This represents 44% of Mr. Seegmiller's target and recognizes the same factors in the Company's 1998 performance that were applied to the entire group of executive officers.

LONG TERM INCENTIVES

         In 1998, the Company used stock options to provide long-term incentives to the Company's executives. The Company did not grant restricted stock or performance shares during 1998. However, the performance shares granted in 1995 under the performance share provisions of the 1994 Long-Term Incentive Plan paid out in 1998 in shares of the Company's Common Stock.

         Each grant of performance shares has a three-year performance period. For the 1995 grant of performance shares the performance period was July 1, 1995 to June 30, 1998. Each performance share represents the right to receive, after the end of the performance period, from 0 to 150% of a share of Common Stock, based upon the relative total shareholder return on the Company's Common Stock as compared to the total shareholder return on the common equity of each company in the Peer Group. For this purpose, total shareholder return is expressed as a percentage equal to common stock price appreciation as averaged for the first and last month of the performance period plus dividends (on a cumulative reinvested basis). For the 1995 performance shares, the Company ranked seventh in the Peer Group entitling the executive officers of the Company, including certain of the executives named in the above tables, to receive 75% of their respective performance shares in shares of the Company's Common Stock. Mr. Seegmiller did not receive performance shares in 1995 because he was not employed by the Company at the time of grant. Mr. Siess received 7,292 shares of Common Stock.

         Stock options are granted under the Amended and Restated 1994 Long-Term Incentive Plan at an option price not less than the fair market value of the Common Stock on the date of grant. Accordingly, stock options have value only if the stock price appreciates from the date the options are granted. This design focuses executives on the creation of stockholder value over the long term and encourages equity ownership in the Company.

         The size of a stock option grant is based primarily on competitive practice and is generally targeted to be at the 50th percentile of values granted by the Peer Group. During 1998 the value of the stock option grant was targeted at slightly above the 50th% percentile of the competitive market due to the Committee's desire to focus more on long-term incentive pay. The Committee does not typically consider the amount of options previously granted and outstanding when determining the size of stock option grants to executive officers. The Committee's objective is to deliver a competitive award opportunity based on the dollar value of the award granted. As a result, the number of shares underlying stock option awards is dependent on the stock price on the date of grant.

         In 1998 Mr. Seegmiller was granted an option to purchase 62,000 shares of Common Stock with an exercise price of $22.53125. In addition to the competitive market data, the Committee also considered Mr. Seegmiller's recent promotion to President and Chief Executive Officer in making the 1998 grant.

         The Company's stock options and performance shares are intended to constitute "qualified performance based compensation" as defined under Section 162(m) of the Code, with the effect that the deduction disallowance of Section 162(m) of the Code should not be applicable to compensation paid to covered employees under the stock options and performance share provisions. It is the Committee's intent that the majority of long term incentive awards will qualify under Section 162(m) of the Internal Revenue Code. To date the Company has experienced no loss of tax deduction as a result of 162(m).

MR. SIESS' RETIREMENT

         Until May 12, 1998, Mr. Siess held the position of Chairman of the Board and Chief Executive Officer. On May 12, 1998, Mr. Siess was elected non-executive Chairman of the Board. On May 31, 1998, Mr. Siess retired from the management of the Company. In association with Mr. Siess' retirement, the Compensation Committee accelerated to May 12, 1998, the lapsing of restrictions on the restricted stock granted to Mr. Siess on February 20, 1997 and May 5, 1997. On February 20, 1997 and May 5, 1997, Mr. Siess was granted 10,000 and 25,000 shares of restricted stock, respectively, the restrictions on which would have lapsed February 20, 1999 and May 5, 2000, respectively. The Compensation Committee also accelerated the vesting of all unvested stock options granted to Mr. Siess under the 1994 Long-Term Incentive Plan. Further, Mr. Siess was entitled to receive $637,193 under a supplemental executive retirement plan, which Mr. Siess elected to defer under the Deferred Compensation Plan. Mr. Siess also received under a special life insurance policy, life insurance coverage in a face amount of $600,000 from June 1, 1998 to June 1, 1999 and $300,000 from June 1, 1999 to June 1, 2000. Thereafter, Mr. Siess' life insurance will be in accordance with the Company's standard retiree life insurance program.

CONCLUSION

         The Committee believes these executive compensation policies and programs serve the interests of stockholders and the Company effectively. The various pay vehicles offered are appropriately balanced to provide increased motivation for executives to contribute to the Company's overall future successes, thereby enhancing the value of the Company for the stockholders' benefit. We will continue to monitor the effectiveness of the Company's total compensation program to meet the current needs of the Company.

                                Compensation Committee



                                Samuel W. Bodman, Chairman
                                Henry O. Boswell
                                C. Wayne Nance
                                William P. Vititoe

                        COMPENSATION COMMITTEE INTERLOCKS
                            AND INSIDER PARTICIPATION

         No member of the Compensation Committee was, during 1998, an officer or employee of the Company or any of its subsidiaries, or formerly an officer of the Company or any of its subsidiaries. During 1998, Mr. Charles P. Siess, Jr. who served as Chairman and Chief Executive Officer of the Company from January 1, 1998 until May 12, 1998, served as a director of Cabot Corporation. Mr. Samuel W. Bodman, Chairman and Chief Executive Officer of Cabot Corporation served as Chairman of the Compensation Committee of the Company.


                       SECTION 16(a) BENEFICIAL OWNERSHIP
                              REPORTING COMPLIANCE

         Messrs. Paul F. Boling, Vice President, Finance; Jeffrey W. Hutton, Vice President, Marketing; Ray R. Seegmiller, President and Chief Executive Officer and Mr. H. Baird Whitehead, Senior Vice President each failed to timely report to the Securities and Exchange Commission ("Commission") the disposition of 72, 296, 1,818 and 666 shares of Common Stock, respectively, used to pay taxes in association with the payout of restricted stock awards. Corrective reports have been filed.

         Mr. Henry C. Smyth was elected Controller of the Company on September 17, 1998. Mr. Smyth's Form 3, reporting his initial beneficial ownership of the Company's Common Stock, was due for filing at the Commission by October 10, 1998. It was not filed until December 28, 1998.

         Mr. P. Dexter Peacock, a Director of the Company, purchased 1,000 shares of Common Stock on August 17, 1998. Mr. Peacock's Form 4, reporting this transaction, was filed with the Commission one day past the reporting deadline of September 10, 1998.

         Mr. James M. Trimble, Senior Vice President, purchased 1,000 shares of Common Stock on August 5, 1998. Mr. Trimble's Form 4, reporting this transaction, was filed with the Commission one day past the reporting deadline of September 10, 1998.

                              EMPLOYMENT AGREEMENTS
                       AND CHANGE IN CONTROL ARRANGEMENTS

         The Company has entered into Change in Control Agreements (the "Agreements") with the current executive officers named in the Summary Compensation Table other than Mr. Siess, and with eight other officers of the Company. The Agreements are intended to encourage such employees to remain in the employ of and to carry out their duties with the Company. The term of the Agreements was initially three years from November 3, 1995, subject to automatic one-year extensions on the second and each subsequent anniversary thereof unless prior to such anniversary the Company gives written notice that the term shall not be so extended. The Agreements provide that in the event of a change in control, such individuals will receive certain benefits in the event of a termination of their employment within two years of such change in control. A "change in control" is generally defined as occurring if (i) any "person" becomes the "beneficial owner", directly or indirectly, of securities of the Company representing 35% or more of the combined voting power of the Company's then outstanding securities, (ii) during any 12-month period, individuals who at the beginning of such period constitute the Board of Directors cease for any reason to constitute a majority thereof unless the election, or the nomination for election by the Company's stockholders, of each new director was approved by the vote of at least a majority of the directors then still in office who were directors at the beginning of the period or (iii) the Company sells or otherwise disposes of, in one transaction or a series of transactions, in a single 12-month period, assets or properties of the Company representing 50% or more of the total proved reserves (on a volumetric basis) of the Company as of the beginning of such 12-month period. Benefits are provided under the Agreements unless such termination of employment is (i) for cause (as defined in the Agreements), (ii) voluntary by the executive and does not constitute a constructive termination without cause (as defined in the Agreements), or (iii) because of the death or disability of the executive.

         Generally, benefits payable under the terms of the Agreements include
(i) a lump-sum cash payment equal to three times the sum of (a) base salary in effect immediately prior to the change in control or, if greater, immediately prior to the executive's termination and (b) the greater of (1) 80% of the executive's target bonus with respect to the fiscal year during which the change in control occurred or, if greater, the fiscal year during which the executive's termination occurred or (2) the executive's actual bonus paid in the fiscal year immediately preceding the change in control, (ii) payment with respect to any performance shares granted to the executive, such payment to be prorated based on actual service completed at the time of the executive's termination, and valued according to the percentage of goal attainment on the date of termination, (iii) immediate vesting and exercisability of all of the executive's options to purchase securities of the Company, (iv) immediate vesting and lapse of restrictions on any restricted stock grants outstanding at the time of the executive's termination, (v) subject to the payment of the applicable premiums, continued medical, dental and life insurance coverage for three years following the date of the executive's termination, (vi) effective crediting of an additional three years of service in the Company's retirement plans in which the executive is participating at the time of the change in control and (vii) outplacement assistance in an amount not to exceed 15% of the executive's base salary in effect on the date of a change in control (the "Termination Benefits"). In the event the excise tax relating to Section 280G of the Code applies to payments by the Company, the Company will make an additional payment to the executive in an amount such that after payment of income taxes (but not the excise tax) on such additional payment, the executive retains an amount equal to the excise tax originally imposed. No payments have been made under the Agreements.

         The Company has entered into both an employment agreement and a Change in Control Agreement with Mr. Ray R. Seegmiller, President and Chief Operating Officer of the Company. The employment agreement provides that if Mr. Seegmiller terminates his employment for good reason (as defined in the agreement) or the Company terminates his employment for any reason other than cause (as defined in the agreement), Mr. Seegmiller shall receive 12 months of base salary, as well as continuation of all applicable benefit programs. Under the terms of Mr. Seegmiller's Change in Control Agreement, in the event of a termination, Mr. Seegmiller will be required to elect between receiving the Termination Benefits or the amounts payable to Mr. Seegmiller under his employment agreement.

                   SHAREHOLDER RETURN PERFORMANCE PRESENTATION

         The following graph compares the Common Stock ("COG") performance with the performance of the Standard & Poor's 500 Stock Index and the Dow Jones Secondary Oils-US Index for the period December 1993 through December 1998. The graph assumes that the value of the investment in the Company's Common Stock and in each index was $100 on December 31, 1993 and that all dividends were reinvested.


                                    [CHART]


  ---------------------------------------------------------------------------------------------------------
                               Dec-93        Dec-94       Dec-95       Dec-96       Dec-97       Feb-98
  ---------------------------------------------------------------------------------------------------------
           S&P 500               100          98.5         132.0        158.8        208.0        263.5
  ---------------------------------------------------------------------------------------------------------
             COG                 100          69.2          70.6         83.4         95.5         74.3
  ---------------------------------------------------------------------------------------------------------
    DJ Secondary Oils-US         100          94.4         106.7        129.1        135.1         96.7
  ---------------------------------------------------------------------------------------------------------

            BENEFICIAL OWNERSHIP OF OVER FIVE PERCENT OF COMMON STOCK

         The following table reports beneficial ownership of Common Stock by holders of more than five percent of any class of the Company's voting securities. Unless otherwise noted, all ownership information is based upon filings made by such persons with the Commission.

                                                                NUMBER OF SHARES
            NAME AND ADDRESS OF                                 OF COMMON STOCK           PERCENT OF
              BENEFICIAL OWNER                                       OWNED                  CLASS
         ---------------------------                           ----------------          ------------

         NewSouth Capital Management, Inc. ...................  1,827,655(1)               6.8%
              1000 Ridgeway Loop Road, Suite 233
              Memphis, TN  38120

         Puget Sound Energy, Inc..............................  4,105,174 (2)             15.2% (2)
              411 108th Avenue, N.E.
              Bellevue, WA  98009-5515

         The Prudential Insurance Company.....................  1,554,600 (3)              5.8%
              of America
              751 Broad Street
              Newark, NJ  07102

         Vanguard Windsor Fund-Windsor Fund...................  2,467,800 (4)              9.2%
              Post Office Box 2600
              Valley Forge, PA  19482

         Wellington Management Company, LLP...................  2,469,200 (5)              9.2% (5)
              75 State Street
              Boston, MA  02109


-------------

(1) According to Amendment No. 4 to a Schedule 13G, dated February 8, 1999, filed with the Commission by NewSouth Capital Management, Inc., it has shared voting power over 20,000 of these shares and sole dispositive power over all of these shares.

(2) Consists of 2,133,000 shares of Common Stock currently owned and 1,972,174 shares of Common Stock issuable upon conversion of 1,134,000 shares of 6% Preferred Stock (100% of the series) currently owned. On May 2, 1994, the Company and Washington Energy Company ("WECO") completed the transaction to merge a subsidiary of the Company and Washington Energy Resources Company ("WERCO"), a subsidiary of WECO. The Company issued to WECO 2,133,000 shares of Common Stock and 1,134,000 shares of 6% Preferred Stock in exchange for the capital stock of WERCO. The 6% Preferred Stock is entitled to 1.739 votes for each share and votes together with the Common Stock on all matters to be voted on by the holders of the Common Stock, with certain exceptions when voting as a class is required. On February 10, 1997, WECO merged with Puget Sound Power & Light Company to form Puget Sound Energy, Inc.

(3) According to Amendment No. 6 to a Schedule 13G, dated January 26, 1999, filed with the Commission by The Prudential Insurance Company of America, it has shared voting and dispositive power over 526,300 of these shares.

(4) According to Amendment No. 7 to a Schedule 13G, dated February 10, 1999, filed with the Commission by Vanguard Windsor Funds - Windsor Fund, it has sole voting power and shared dispositive power over these shares. Wellington Management Company shares beneficial ownership over all of these shares with, and is the investment advisor to, Vanguard Windsor Funds - Windsor Fund. See Note (5) below.

(5) According to Amendment No. 10 to a Schedule 13G, dated December 31, 1998, filed with the Commission by Wellington Management Company, LLP, it has shared voting power over 1,400 of these shares, no voting power over the remainder and shared dispositive power over all of these shares. This amount includes the 2,467,800 shares beneficially owned by the Vanguard Windsor Funds - Windsor Fund. See Note (4) above.

            BENEFICIAL OWNERSHIP OF DIRECTORS AND EXECUTIVE OFFICERS

         The following table reports, as of February 15, 1999, beneficial ownership of Common Stock by each current director of the Company, by each current executive officer listed in the Summary Compensation Table and by all directors and executive officers as a group. Unless otherwise indicated, the persons below have sole voting and investment power with respect to the shares of Common Stock shown as beneficially owned by them.


                                                                   Number of Shares
                                                                      of Common                 Percent
                   Name of Beneficial Owner                          Stock Owned                 Class
         ---------------------------------------------           ---------------------         ----------
         Robert F. Bailey............................                 15,500    1/                 *

         Samuel W. Bodman............................                149,019    2/                 *

         Henry O. Boswell............................                 20,667    3/                 *

         John G.L. Cabot.............................                113,224    4/                 *

         William R. Esler............................                 17,667    5/                 *

         William H. Knoell...........................                 16,000    6/                 *

         C. Wayne Nance..............................                 15,000    7/                 *

         P. Dexter Peacock...........................                  1,000                       *

         Charles P. Siess, Jr........................                516,759    8/               2.0%

         William P. Vititoe..........................                 15,949    9/                 *

         Ray R. Seegmiller...........................                 57,935    10/15/ 16/         *

         H. Baird Whitehead..........................                 82,983    11/15/ 16/         *

         James M. Trimble............................                 90,054    12/15/ 16/         *

         Gerald F. Reiger ...........................                 33,092    13/15/ 16/         *

         Michael B. Walen............................                 21,241    14/15/ 16/         *

         All directors and executive officers as a group
              (18 individuals).......................              1,222,225    17/              4.9%



*    Represents less than 1% of the outstanding Common Stock.


1/ Includes 15,000 shares purchasable upon the exercise of options within 60 days. -

2/ Includes 3,334 shares purchasable upon the exercise of options within 60 days.

3/ Includes 16,667 shares purchasable upon the exercise of options within 60 days.

4/ Includes 1,782 shares held by Mr. Cabot's spouse and 6,837 shares held by various trusts of which Mr. Cabot serves as co-trustee, as to all of which Mr. Cabot shares voting and/or investment power; Mr. Cabot disclaims beneficial ownership of such shares. Also includes 5,000 shares purchasable upon the exercise of options within 60 days.

5/ Includes 13,667 shares purchasable upon the exercise of options within 60 days.


6/ Includes 15,000 shares purchasable upon the exercise of options within 60 days.


7/ Includes 15,000 shares purchasable upon the exercise of options within 60 days.


8/ Includes 461,000 shares purchasable upon the exercise of options within 60 days.


9/ Includes 13,334 shares purchasable upon the exercise of options within 60 days.


10/ Includes 36,668 shares purchasable upon the exercise of options within 60 days.


11/ Includes 1,309 shares held in the Company's Savings Investment Plan as to which Mr. Whitehead shares voting and investment power and 66,067 shares purchasable upon the exercise of options within 60 days.

12/ Includes 1,812 shares held in the Company's Savings Investment Plan as to which Mr. Trimble shares voting and investment power and 62,067 shares purchasable upon the exercise of options within 60 days.

13/ Includes 20,167 shares purchasable upon the exercise of options within 60 days.


14/ Includes 645 shares held in the Company's Savings Investment Plan as to which Mr. Walen shares voting and investment power and 16,500 shares purchasable upon the exercise of options within 60 days.

15/ Includes 2,500, 2,400, 1,800, 1,300 and 550 shares of restricted stock granted to Messrs. Seegmiller, Whitehead, Trimble, Reiger and Walen respectively, on February 20, 1997, the restrictions on which lapse on February 20, 1999. Messrs. Seegmiller, Whitehead, Trimble, Reiger and Walen have no voting or investment power with respect to these shares during the restriction period.

16/ Includes 11,000, 6,000, 6,000, 6,000 and 3,000 shares of restricted stock granted to Messrs. Seegmiller, Whitehead, Trimble, Reiger and Walen, respectively on May 5, 1997, the restrictions on which lapse May 5, 2000. Messrs. Seegmiller, Whitehead, Trimble, Reiger and Walen have no voting or investment power with respect to these shares during the restrictive period.

17/ Includes 5,643 shares held in the Company's Savings Investment Plan as to which the executive officers share voting and investment power and 800,423 shares purchasable by the executive officers and directors upon the exercise of options within sixty days. Also includes 51,350 shares of restricted stock granted to the executive officers. See also Notes 1-16 above.


                          FUTURE STOCKHOLDER PROPOSALS

         Any stockholder proposal intended for inclusion in the proxy statement for the 2000 Annual Meeting of Stockholders of the Company, and otherwise eligible, should be sent to Ms. Lisa A. Machesney, Secretary, Cabot Oil & Gas Corporation, 15375 Memorial Drive, Houston, Texas 77079 and must be received by November 26, 1999.

         The Bylaws of the Company require timely advance written notice of stockholder nominations of director candidates and of any other business to be presented by a stockholder at an annual meeting of stockholders. To be timely, the Bylaws require advance written notice be delivered to the Company's Secretary at the principal executive offices of the Company not later than the close of business on the 60th day, nor earlier than the close of business on the 90th day, prior to the anniversary of the preceding year's annual meeting (with certain exceptions if the date of the annual meeting is different by more than specified amounts from the anniversary date). The deadline for submission for the 2000 Annual Meeting of Stockholders is currently March 12, 2000. To be valid, a notice must set forth certain information specified in the Bylaws.


                             SOLICITATION OF PROXIES

         The cost of soliciting proxies in the enclosed form will be borne by the Company. In addition to solicitation by mail, officers, employees or agents of the Company may solicit proxies personally, by telephone and by telegraph. The Company may request banks and brokers or other similar agents or fiduciaries to transmit the proxy material to the beneficial owners for their voting instructions and will reimburse them for their expenses in so doing.

                                  MISCELLANEOUS

         The Company's management does not know of any matters to be presented at the Annual Meeting other than those set forth in the Notice of Annual Meeting of Stockholders. However, if any other matters properly come before the Annual Meeting, the persons named in the enclosed proxy intend to vote the shares to which the proxy relates on such matters in accordance with their best judgment unless otherwise specified in the proxy.


                                BY ORDER OF THE BOARD OF DIRECTORS,


                                /s/ LISA A. MACHESNEY

                                LISA A. MACHESNEY
                                Corporate Secretary


March 31, 1999

CABOT OIL & GAS
CORPORATION
c/o EquiServe
P.O. Box 8040
Boston, MA 02266-8040






CA951A                            DETACH HERE


    Please mark
[X] votes as in
    this example.

                                                                                                                            --------
    THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR ITEMS I AND II.

    1. ELECTION OF DIRECTORS (check one box only)            II.  Ratification of the appointment of   FOR   AGAINST   ABSTAIN
       NOMINEES: Samuel W. Bodman, Ray R. Seegmiller and          PricewaterhouseCoopers LLP as the    [ ]     [ ]       [ ]
                 William P. Vititoe                               Company's independent certified
                                                                  public accountants.
                  FOR       WITHHELD
                  [ ]         [ ]
                                                             III. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting or any
[ ] ________________________________________                      adjournments or postponements thereof.
     For all nominees except as noted above



                                                             MARK HERE FOR ADDRESS CHANGE AND NOTE AT LEFT    [ ]

                                                             Please date this proxy and sign your name exactly as it appears hereon. In the case of one or more joint owners, each joint owner should sign. If signing as executor, trustee, guardian, attorney, or in any other representative capacity, or as an officer of a corporation, please indicate your full title as such.



Signature ___________________________  Date ____________     Signature ____________________________  Date ____________

                                  DETACH HERE

                                     PROXY

                          CABOT OIL & GAS CORPORATION

                    PROXY FOR ANNUAL MEETING OF STOCKHOLDERS
                                  May 11, 1999

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned acknowledges receipt of the notice of Annual Meeting of Stockholders and the Proxy Statement, each dated March 31, 1999, and appoints Lisa A. Machesney and Scott C. Schroeder, or either of them, proxies for the undersigned, with power of substitution, to vote all of the undersigned's shares of common stock of Cabot Oil & Gas Corporation at the Annual Meeting of Stockholders to be held at The Luxury Collection Hotel, in Houston, Texas, at 10:00 a.m., local time, on May 11, 1999, and at any adjournments or postponements thereof.

THIS PROXY WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER, IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR ITEMS I AND II AND WILL GRANT DISCRETIONARY AUTHORITY PURSUANT TO ITEM III.

THIS PROXY WILL REVOKE ALL PRIOR PROXIES SIGNED BY YOU.

                   CONTINUED AND TO BE SIGNED ON REVERSE SIDE

SEE REVERSE                                                        SEE REVERSE
   SIDE                                                                SIDE